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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 19, 2005

ALR Technologies Inc.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30414	30-0157702
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village
Winston-Salem, NC 27106
 (Address of principal executive offices and Zip Code)

(604) 685-0902
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

ALR Technologies Inc.'s medication compliance reminder product, the ALRT200, also known as the PC200, has been selected for use with an AIDS study to be conducted in Kenya by the University of Washington, Seattle, WA and the University of Nairobi, Kenya. This study is designed to determine whether certain interventions can improve compliance to antiretroviral medications among patients living with AIDS in Kenya. The study is funded by the National Institutes of Health (NIH) and is being performed at the Hope Center for Infectious Diseases at the Coptic Hospital in Nairobi, Kenya.

ITEM 9.01      EXHIBITS

Exhibit	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of December, 2005.

ALR TECHNOLOGIES INC.

BY:	/s/ Sidney Chan
Sidney Chan
Chairman, Chief Executive Officer and a member of the Board of Directors